UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 25, 2017
American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

64 Jackson Road Devens, Massachusetts	01434

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2017 (the “Original Form 8-K”) is being filed to amend and restate Item 2.02 of the Original Form 8-K in its entirety to correct a typographical error in the first sentence by replacing “financial results for the fourth quarter ended March 31, 2017 of the Company’s fiscal year 2016” with “financial results for the fourth quarter and full fiscal year ended March 31, 2017”. No other changes are being made to the Original Form 8-K and no changes are being made to Exhibit 99.1 filed with the Original Form 8-K. References to Exhibit 99.1 in this Amendment No. 1 are references to the Exhibit 99.1 filed with the Original Form 8-K.

Item 2.02.    Results of Operations and Financial Condition.
On May 25, 2017, American Superconductor Corporation (the “Company”) announced financial results for the fourth quarter and full fiscal year ended March 31, 2017. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION
Date: May 25, 2017	By:	/s/ John W. Kosiba, Jr.
John W. Kosiba, Jr.
Senior Vice President and Chief Financial Officer

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